EX-99.h.3.d

January 17, 2020

State Street Bank and Trust Company

4 Copley Place, 5th Floor

Boston, MA  02116

Attention:  Fund Administration Legal Department

Re:  Aberdeen Funds (the “Trust”)— Fund Liquidations

Ladies and Gentlemen:

Reference is made to the Sub-Administration Agreement between State Street Bank and Trust Company (the “Sub-Administrator”) and Aberdeen Standard Investments Inc. (the “Administrator”) dated as of June 1, 2010, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of the liquidation of two series of the Trust. The Aberdeen Japanese Equities Fund liquidated on January 16, 2020 and the Aberdeen Income Builder Fund will liquidate on or about February 21, 2020.

Please indicate your acceptance of the foregoing change by executing two copies of this letter, returning one to Aberdeen Standard Investments Inc. and retaining one for your records.

[signature page follows]

Sincerely,

ABERDEEN STANDARD INVESTMENTS INC.

By:
	Name:	Lucia Sitar
	Title:	Vice President

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

SUB-ADMINISTRATION AGREEMENT

Effective June 1, 2010

As amended January 17, 2020

SCHEDULE A

Listing of Funds

Fund Name	Classes of Shares

Aberdeen Focused U.S. Equity Fund (formerly, Aberdeen Equity Long-Short Fund)	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen U.S. Small Cap Equity Fund (formerly, Aberdeen Small Cap Fund)	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen China A Share Equity Fund (formerly, Aberdeen China Opportunities Fund)	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen International Equity Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen Global Equity Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen Diversified Alternatives Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T

Fund Name	Classes of Shares

Aberdeen Diversified Income Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen Dynamic Allocation Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen Emerging Markets Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund)	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen International Small Cap Fund (formerly, Aberdeen Global Small Cap Fund)	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen Intermediate Municipal Income Fund (formerly, Aberdeen Tax-Free Income Fund)	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen U.S. Multi-Cap Equity Fund (formerly, Aberdeen U.S. Equity Fund)	Class A Class C Class R Institutional Class Institutional Service Class Class T

Fund Name	Classes of Shares

Aberdeen Emerging Markets Debt Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen U.S. Mid Cap Equity Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen Dynamic Dividend Fund	Class A Institutional Class
Aberdeen Global Infrastructure Fund	Class A Institutional Class
Aberdeen Income Builder Fund*	Class A Institutional Class
Aberdeen Short Duration High Yield Municipal Fund (formerly, Aberdeen High Yield Managed Duration Municipal Fund)	Class A Institutional Class
Aberdeen Ultra Short Municipal Income Fund	Class A Class A1 Institutional Class
Aberdeen International Real Estate Equity Fund	Class A Institutional Class
Aberdeen Realty Income & Growth Fund	Class A Institutional Class

* The Aberdeen Income Builder Fund will liquidate on or about February 21, 2020 and shall hereby be deemed removed from this schedule effective upon its liquidation.

ANNEX 1

ABERDEEN STANDARD INVESTMENTS INC.

Liquidity Risk Measurement Services	FREQUENCY

ABERDEEN FUNDS

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen China A Share Equity Fund
(formerly, Aberdeen China Opportunities Fund)

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Aberdeen Dynamic Dividend Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Fund

Aberdeen Focused U.S. Equity Fund

Aberdeen Global Equity Fund

Aberdeen Global Infrastructure Fund

Aberdeen Global Absolute Return Strategies Fund
(formerly, Aberdeen Global Unconstrained Fixed Income Fund)

Aberdeen Short Duration High Yield Municipal Fund
(formerly, Aberdeen High Yield Managed Duration Municipal Fund)

Aberdeen Income Builder Fund*

Aberdeen International Equity Fund

Aberdeen International Real Estate Fund

Aberdeen International Small Cap Fund

Aberdeen Realty Income & Growth Fund

Aberdeen Intermediate Municipal Income Fund
(formerly, Aberdeen Tax-Free Income Fund)

Aberdeen U.S. Mid Cap Equity Fund

Aberdeen U.S. Multi-Cap Equity Fund

Aberdeen U.S. Small Cap Equity Fund

Aberdeen Ultra Short Municipal Income Fund

Daily

* The Aberdeen Income Builder Fund will liquidate on or about February 21, 2020 and shall hereby be deemed removed from this schedule effective upon its liquidation.

Form N-PORT Services and Quarterly Portfolio of Investments Services	Service Type

ABERDEEN FUNDS	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen China A Share Equity Fund
(formerly, Aberdeen China Opportunities Fund)

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Aberdeen Dynamic Dividend Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Fund

Aberdeen Focused U.S. Equity Fund
(formerly Aberdeen Equity Long-Short Fund)

Aberdeen Global Equity Fund

Aberdeen Global Infrastructure Fund

Aberdeen Global Absolute Return Strategies Fund
(formerly, Aberdeen Global Unconstrained Fixed Income Fund)

Aberdeen Short Duration High Yield Municipal Fund
(formerly, Aberdeen High Yield Managed Duration Municipal Fund)

Aberdeen Income Builder Fund*

Aberdeen International Equity Fund

Aberdeen International Real Estate Fund

Aberdeen International Small Cap Fund
(formerly, Aberdeen Global Small Cap Fund)

Aberdeen Japanese Equities Fund

Aberdeen Realty Income & Growth Fund

Aberdeen Intermediate Municipal Income Fund
(formerly, Aberdeen Tax-Free Income Fund)

Aberdeen U.S. Mid Cap Equity Fund

Aberdeen U.S. Multi-Cap Equity Fund
(formerly, Aberdeen U.S. Equity Fund)

Aberdeen U.S. Small Cap Equity Fund
(formerly Aberdeen Small Cap Fund)

Aberdeen Ultra Short Municipal Income Fund

Standard

* The Aberdeen Income Builder Fund will liquidate on or about February 21, 2020 and shall hereby be deemed removed from this schedule effective upon its liquidation.

Form N-CEN Services

Aberdeen Funds